UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 2, 2017

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2017, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the first quarter of 2017, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated May 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2017

CUMMINS INC.
/s/ CHRISTOPHER CLULOW
Christopher Clulow Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	April 2, 2017	April 3, 2016
NET SALES	$4,589	$4,291
Cost of sales	3,461	3,235
GROSS MARGIN	1,128	1,056
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	537	490
Research, development and engineering expenses	158	166
Equity, royalty and interest income from investees	108	72
Other operating income (expense), net	5	(2)
OPERATING INCOME	546	470
Interest income	2	6
Interest expense	18	19
Other income (expense), net	18	8
INCOME BEFORE INCOME TAXES	548	465
Income tax expense	143	132
CONSOLIDATED NET INCOME	405	333
Less: Net income attributable to noncontrolling interests	9	12
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$396	$321

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.36	$1.87
Diluted	$2.36	$1.87

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	167.5	171.8
Diluted	168.0	172.0

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.025	$0.975

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	April 2, 2017	December 31, 2016
ASSETS
Current assets
Cash and cash equivalents	$1,322	$1,120
Marketable securities	145	260
Total cash, cash equivalents and marketable securities	1,467	1,380
Accounts and notes receivable, net	3,247	3,025
Inventories	2,894	2,675
Prepaid expenses and other current assets	551	627
Total current assets	8,159	7,707
Long-term assets
Property, plant and equipment	7,746	7,635
Accumulated depreciation	(3,944)	(3,835)
Property, plant and equipment, net	3,802	3,800
Investments and advances related to equity method investees	1,059	946
Goodwill	482	480
Other intangible assets, net	345	332
Pension assets	785	731
Other assets	1,002	1,015
Total assets	$15,634	$15,011

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$2,168	$1,854
Loans payable	48	41
Commercial paper	274	212
Accrued compensation, benefits and retirement costs	334	412
Current portion of accrued product warranty	352	333
Current portion of deferred revenue	498	468
Other accrued expenses	941	970
Current maturities of long-term debt	47	35
Total current liabilities	4,662	4,325
Long-term liabilities
Long-term debt	1,576	1,568
Postretirement benefits other than pensions	317	329
Pensions	325	326
Other liabilities and deferred revenue	1,278	1,289
Total liabilities	$8,158	$7,837

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.4 shares issued	$2,163	$2,153
Retained earnings	11,265	11,040
Treasury stock, at cost, 54.4 and 54.2 shares	(4,524)	(4,489)
Common stock held by employee benefits trust, at cost, 0.6 and 0.7 shares	(7)	(8)
Accumulated other comprehensive loss	(1,732)	(1,821)
Total Cummins Inc. shareholders’ equity	7,165	6,875
Noncontrolling interests	311	299
Total equity	$7,476	$7,174
Total liabilities and equity	$15,634	$15,011

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Three months ended
In millions	April 2, 2017	April 3, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$405	$333
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	139	128
Deferred income taxes	10	(2)
Equity in income of investees, net of dividends	(83)	(48)
Pension contributions in excess of expense	(23)	(50)
Other post-retirement benefits payments in excess of expense	(10)	(8)
Stock-based compensation expense	7	5
Restructuring charges and other actions, net of cash payments	—	(25)
Translation and hedging activities	11	(14)
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(205)	(98)
Inventories	(202)	(54)
Other current assets	73	188
Accounts payable	296	107
Accrued expenses	(90)	(283)
Changes in other liabilities and deferred revenue	48	78
Other, net	3	10
Net cash provided by operating activities	379	267
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(81)	(71)
Investments in internal use software	(27)	(13)
Investments in and advances to equity investees	(20)	(25)
Investments in marketable securities—acquisitions	(26)	(291)
Investments in marketable securities—liquidations	147	35
Cash flows from derivatives not designated as hedges	(24)	(26)
Other, net	4	3
Net cash used in investing activities	(27)	(388)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	—	105
Net borrowings of commercial paper	62	50
Payments on borrowings and capital lease obligations	(11)	(15)
Distributions to noncontrolling interests	(10)	(10)
Dividend payments on common stock	(171)	(170)
Repurchases of common stock	(51)	(575)
Other, net	17	(21)
Net cash used in financing activities	(164)	(636)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	14	(39)
Net increase (decrease) in cash and cash equivalents	202	(796)
Cash and cash equivalents at beginning of year	1,120	1,711
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,322	$915

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Intersegment Eliminations (1)	Total
	Three months ended April 2, 2017
	External sales	$1,457	$1,637	$980	$515	$—	$4,589
	Intersegment sales	566	8	364	367	(1,305)	—
	Total sales	2,023	1,645	1,344	882	(1,305)	4,589
	Depreciation and amortization (2)	44	30	37	28	—	139
	Research, development and engineering expenses	54	4	50	50	—	158
	Equity, royalty and interest income from investees	72	11	13	12	—	108
	Interest income	1	1	—	—	—	2
	Segment EBIT	229	100	179	57	1	566

	Segment EBIT as a percentage of total sales	11.3%	6.1%	13.3%	6.5%		12.3%

	Three months ended April 3, 2016
	External sales	$1,489	$1,458	$897	$447	$—	$4,291
	Intersegment sales	487	5	340	361	(1,193)	—
	Total sales	1,976	1,463	1,237	808	(1,193)	4,291
	Depreciation and amortization (2)	39	28	31	29	—	127
	Research, development and engineering expenses	57	4	56	49	—	166
	Equity, royalty and interest income from investees	36	18	8	10	—	72
	Interest income	2	1	1	2	—	6
	Segment EBIT	197	87	163	46	(9)	484

	Segment EBIT as a percentage of total sales	10.0%	5.9%	13.2%	5.7%		11.3%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended April 2, 2017 and April 3, 2016.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs were less than $1 million and $1 million for the three months ended April 2, 2017 and April 3, 2016, respectively.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended
In millions	April 2, 2017	April 3, 2016
Total segment EBIT	$566	$484
Less: Interest expense	18	19
Income before income taxes	$548	$465

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended
In millions	April 2, 2017	April 3, 2016
Distribution entities
Komatsu Cummins Chile, Ltda.	$7	$10
North American distributors	—	5
Manufacturing entities
Beijing Foton Cummins Engine Co., Ltd.	33	18
Dongfeng Cummins Engine Company, Ltd.	22	7
Chongqing Cummins Engine Company, Ltd.	9	8
All other manufacturers	24	16
Cummins share of net income	95	64
Royalty and interest income	13	8
Equity, royalty and interest income from investees	$108	$72

Earnings before interest, income taxes and noncontrolling interests
We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries. We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of “Net income attributable to Cummins Inc.” to EBIT for each of the applicable periods:

	Three months ended
In millions	April 2, 2017	April 3, 2016
Net income attributable to Cummins Inc.	$396	$321

Net income attributable to Cummins Inc. as a percentage of net sales	8.6%	7.5%

Add
Net income attributable to noncontrolling interests	9	12
Consolidated net income	405	333

Add
Interest expense	18	19
Income tax expense	143	132
Earnings before interest expense and income taxes	566	484

EBIT as a percentage of net sales	12.3%	11.3%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
Sales for our Engine segment by market were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$620	$—	$—	$—	$620
Medium-duty truck and bus	544	—	—	—	544
Light-duty automotive	423	—	—	—	423
Off-highway	436	—	—	—	436
Total sales	$2,023	$—	$—	$—	$2,023

2016
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$631	$622	$625	$565	$2,443
Medium-duty truck and bus	549	600	517	606	2,272
Light-duty automotive	433	394	345	409	1,581
Off-highway	363	386	372	387	1,508
Total sales	$1,976	$2,002	$1,859	$1,967	$7,804
Unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2017
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,200	—	—	—	19,200
Medium-duty	60,300	—	—	—	60,300
Light-duty	63,100	—	—	—	63,100
Total units	142,600	—	—	—	142,600

2016
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,700	20,700	20,100	18,500	79,000
Medium-duty	55,400	62,300	53,400	58,000	229,100
Light-duty	61,700	57,100	49,800	60,000	228,600
Total units	136,800	140,100	123,300	136,500	536,700

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Product Line

2017
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$745	$—	$—	$—	$745
Service	319	—	—	—	319
Power generation	306	—	—	—	306
Engines	275	—	—	—	275
Total sales	$1,645	$—	$—	$—	$1,645

2016
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$648	$642	$643	$694	$2,627
Service	299	297	299	320	1,215
Power generation	275	326	291	347	1,239
Engines	241	279	271	309	1,100
Total sales	$1,463	$1,544	$1,504	$1,670	$6,181
Component Segment Sales by Business
In the first quarter of 2017, our Components segment reorganized its reporting structure to move a small piece of the emission solutions business to the fuel systems business to enhance operational, administrative and product development efficiencies. Prior year balances were reclassified to conform with this change.

2017
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$616	$—	$—	$—	$616
Turbo technologies	287	—	—	—	287
Filtration	277	—	—	—	277
Fuel systems	164	—	—	—	164
Total sales	$1,344	$—	$—	$—	$1,344

2016
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$589	$603	$522	$524	$2,238
Turbo technologies	265	276	241	254	1,036
Filtration	252	262	244	252	1,010
Fuel systems	131	138	136	147	552
Total sales	$1,237	$1,279	$1,143	$1,177	$4,836

2015
In millions	YTD
Emission solutions	$2,449
Turbo technologies	1,141
Filtration	1,010
Fuel systems	572
Total sales	$5,172

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Systems Segment Sales by Product Line and Unit Shipments by Engine Classification
In the first quarter of 2017, the Power Systems segment reorganized its product lines to better reflect how the business is managed. Prior year sales have been reclassified to reflect these changes.
Sales for our Power Systems segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$526	$—	$—	$—	$526
Industrial	275	—	—	—	275
Generator technologies	81	—	—	—	81
Total sales	$882	$—	$—	$—	$882

2016
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$518	$602	$543	$593	$2,256
Industrial	215	236	235	255	941
Generator technologies	75	83	78	84	320
Total sales	$808	$921	$856	$932	$3,517
High-horsepower unit shipments by engine classification were as follows:

2017
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,900	—	—	—	1,900
Industrial	1,300	—	—	—	1,300
Total units	3,200	—	—	—	3,200

2016
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,800	2,200	2,000	1,900	7,900
Industrial	1,000	1,100	1,000	1,300	4,400
Total units	2,800	3,300	3,000	3,200	12,300